[THE AMERICAN FUNDS GROUP(R)]

FUNDAMENTAL
INVESTORS

IDEAS MAKE THE DIFFERENCE
SEMI-ANNUAL REPORT

[cover:  abstract painting of person looking through binoculars in the forest]

FOR THE SIX MONTHS ENDED JUNE 30, 1999

Fundamental Investors(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

Fundamental Investors is one of the 29 mutual funds in The American Funds Group(r), the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


RESULTS AT A GLANCE

Total return through 6/30/99             Six           Twelve        Ten
with all Distributions Reinvested        Months        Months        Years

Fundamental Investors                    +16.9%        +21.0%        +395.5%
Standard & Poor's 500 Composite          +12.4         +22.7         +456.6
Index
Average Savings Institution*             +2.3          +4.6          +61.5


*With interest compounded. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1999, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                      Total                  Average Annual
                      Return                 Compound Return

Ten Years             +367.10%               + 16.67%
Five Years            +172.09                +22.16
One Year              +14.00                 -


Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of July 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 1.20%

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

It finally happened. After three years, the stock market's gains broadened to include a wider range of stocks, including those of value-oriented companies in which Fundamental Investors invests. An investment in the fund increased 16.9% in the first six months of 1999 (with reinvestment of dividends and capital gains).

Though growth-and-income funds generally flourished in this period, Fundamental Investors' results far outpaced its peers. The Lipper Growth & Income Funds Index - tracking 30 of the largest U.S. growth-and-income funds - returned 11.6% for the period. The proxy for large-company U.S. stocks, the unmanaged Standard & Poor's 500 Composite Index, returned 12.4% for the first half of the year.

Your fund also maintained its tradition of paying quarterly 10-cent dividends. The income return of 0.70% for the period (1.40% annualized) resulted from two such dividends paid in February and May. A long-term capital gain distribution of 60 cents was also paid in February.


IMPROVED WORLD OUTLOOK

The world is far more economically promising today than it was at this time last year. At that point, prospects seemed dismal in several Pacific Basin and Latin American economies. Many European economies were frail, and the likelihood of war in Yugoslavia increased the unease. There was talk of global deflation.

A turning point came last fall when the Federal Reserve cut interest rates. Central bankers around the world followed suit. The result? Deflationary fears greatly diminished. A synchronized global recovery appears to be in the works.

Companies that focused on greater efficiencies, productivity and earnings when times were tough are now prospering. These are the kinds of companies that attract us. In the past few years, while the mega-capitalized companies were dominating attention, we paid bargain prices for little-noticed, well-run companies whose products and services would eventually be in demand. Their time is here. Had we waited until conventional wisdom recognized the shifting environment, we would have missed the gains earned on the way to that realization.


CYCLICALS HAVE BENEFITED

As countries around the world regain strength, the biggest beneficiaries have been economically sensitive industries such as oil, paper, aluminum and chemicals. Companies in these industries are plentiful in our portfolio - particularly oil. We significantly increased our oil and natural gas holdings in anticipation of their turnaround after an extended period of underperformance. We see important opportunities in natural gas since it appears that the North American supply will be quite constrained in the near future. Two large U.S. holdings outpaced the market: Texaco (+18.2%) and Unocal (+24.5%). We are especially enthusiastic about Canadian-based synthetic-oil producers Suncor (+36.5%) and Shell Canada (+34.1%), which have substantially greater reserves than their competition.

Other holdings benefiting from an improved global economy include Alcoa (+66.0%), Boeing (+35.4%), Caterpillar (+30.4%), Motorola (+55.2%) and
Weyerhaeuser (+35.3%).


FUNDAMENTAL VALUES RECOGNIZED

The biggest single contributor to the fund's results was Texas Instruments. With an increase of 69.5% for the period, the fund's largest holding beat the S&P 500's return by 5-1/2 times. This is a classic story of a fundamental value we recognized long before the market. The technology company's discipline in shedding businesses and focusing on the profitable digital signal processors business has paid off. (DSPs have 40 times the processing power of comparable computer chips.)

With a broader global prosperity comes the opportunity to widen our net in gathering fundamentally sound non-U.S. companies. We own close to the fund's 15% allowance for non-U.S., non-S&P 500 holdings. These are not added merely for diversification. Japanese companies Honda (+29.9%) and Nissan (+56.9%), German-based Siemens (+19.6%), Australian News Corp. (+30.8%), and Canadian Seagram (+32.6%) fit our long-term approach to finding undervalued, well-managed companies with good long-term prospects for growth of capital and income.

Although we are always cautious about our ability to predict short-term market movement, we are confident in our ability to find fundamentally strong companies to help you meet your long-term financial goals. We appreciate your patience and support.

Sincerely,

/s/James F. Rothenberg
James F. Rothenberg
Chairman

/s/James E. Drasdo
James E. Drasdo
President

August 12, 1999


Fundamental Investors, Inc.
Investment Portfolio, June 30, 1999 - UNAUDITED
                                                             Percent of  Percent
LARGEST EQUITY HOLDINGS                                      Net Assets  Change*


Texas Instruments                                                  2.86% + 69.5%
Time Warner                                                         2.61   +18.4
Seagram                                                             2.07   +32.6
News Corp.                                                          2.04  + 30.8
Monsanto                                                            2.03  - 17.0
Alcoa                                                               1.73   +66.0
Viacom                                                              1.48   +19.4
Weyerhaeuser                                                        1.47  + 35.3
Texaco                                                              1.43  + 18.2
Limited                                                             1.30  + 55.8


*Reflects change in market price for the
 for the six months ended June 30, 1999.
(Excludes dividends)
                                                                Percent
                                                                 Of Net
Largest Industry Holdings                                        Assets

Broadcasting & Publishing                                           11.85%
Energy Sources & Equipment                                          9.32
Electronic Components                                               6.59
Telecommunications                                                  5.89
Chemicals                                                           4.67




                                                               Shares or  Market Percent
                                                               Principal     Valu of Net
EQUITY SECURITIES                                                Amount      (000 Assets
(Common and Preferred Stocks and Convertible
 Debentures)
--------------------------------------------                   -------- -------- --------

BROADCASTING & PUBLISHING  -  11.85%
Time Warner Inc.                                              $5,344,000  392,784   2.61%
News Corp. Ltd., preferred (ADR)(Australia)                    6,200,000  195,688
News Corp. Ltd. (ADR)                                          3,150,000  111,234    2.04
Viacom Inc., Class B (1)                                       2,710,000  119,240
Viacom Inc., Class A (1)                                       2,351,200  103,747    1.48
Tribune Co.                                                    1,741,100  151,693    1.01
CBS Corp. (1)                                                  3,100,000  134,656     .90
Dow Jones & Co., Inc.                                          2,415,200  128,157     .85
AT&T Corp.  Liberty Media Group, Class A                       2,762,652  101,527     .68
 (formerly Tele-Communications, Inc., Liberty
 Media Group)(1)
Fox Entertainment Group, Inc., Class A (1)                     3,300,000   88,894     .59
Comcast Corp., Class A, special stock                          1,921,568   73,860     .49
A. H. Belo Corp., Class A                                      2,100,000   41,344     .27
New York Times Co., Class A                                    1,000,000   36,812     .24
Gannett Co., Inc.                                                500,000   35,688     .24
Knight-Ridder, Inc.                                              625,000   34,336     .23
E.W. Scripps Co., Class A                                        700,000   33,294     .22

ENERGY SOURCES & EQUIPMENT -  9.32%
Texaco Inc.                                                    3,450,000  215,625    1.43
Suncor Energy Inc. (Canada)                                    4,390,000  179,874    1.20
Unocal Corp.                                                   3,900,000  154,538
Unocal Capital Trust $3.125 convertible preferred                450,000   24,975    1.19
Chevron Corp.                                                  1,800,000  171,337    1.14
Phillips Petroleum Co.                                         2,940,000  147,919     .98
Conoco Inc., Class A                                           4,400,000  122,650     .82
Murphy Oil Corp.                                               1,829,000   89,278     .59
USX-Marathon Group                                             2,000,000   65,125     .43
Shell Canada Ltd., Class A (Canada)                            2,808,100   57,100     .38
Royal Dutch Petroleum Co. (New York Registered)
 (Netherlands)                                                   500,000   30,125
"Shell" Transport and Trading Co., PLC
 (New York Registered) (United Kingdom)                          450,000   20,869     .34
Baker Hughes Inc.                                                950,000   31,825     .21
Sunoco, Inc.                                                   1,000,000   30,187     .20
Imperial Oil Ltd. (Canada)                                     1,161,900   22,003     .15
Schlumberger Ltd. (Netherlands Antilles)                         236,300   15,049     .10
Atlantic Richfield Co.                                           140,900   11,774     .08
Pogo Trust I, Series A, 6.50% convertible                        130,000    6,557     .04
 preferred 2029
Diamond Offshore Drilling, Inc. 3.75% convertible             $6,500,000    6,435     .04
 debentures 2007

ELECTRONIC COMPONENTS  -  6.59%
Texas Instruments Inc.                                         2,968,256  430,397    2.86
Corning Inc.                                                   2,500,000  175,313    1.17
Motorola, Inc.                                                 1,653,700  156,688    1.04
SCI Systems, Inc. (1)                                          2,500,000  118,750     .79
Intel Corp.                                                    1,800,000  107,100     .71
Western Digital Corp. 0% convertible subordinated            $22,500,000    3,712     .02
 debentures 2018 (2)

TELECOMMUNICATIONS  -  5.89%
U S WEST, Inc.                                                 3,196,800  187,812    1.25
AT&T Corp.                                                     3,329,300  185,817    1.23
Sprint FON Group                                               2,643,700  139,620     .93
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)          1,200,000   96,975     .64
MediaOne Group, Inc., 6.25% PIES convertible                     975,000   88,238     .59
 preferred 2001
Bell Atlantic Corp.                                            1,000,000   65,375     .43
SBC Communications Inc.                                        1,000,000   58,000     .39
Telecomunicacoes Brasileiras SA (Brazil)(ADR)                    550,000   49,603
Telecomunicaoes Brasileiras SA, preferred                        550,000       34     .33
 nominative (ADR) (1)
GTE Corp.                                                        200,000   15,150     .10

CHEMICALS  -  4.67%
Monsanto Co.                                                   7,553,200  297,879
Monsanto Co. 6.50% ACES convertible preferred                    200,000    8,025    2.03
 2001, Units
Imperial Chemical Industries PLC (ADR) (United Kingdom)        3,500,000  139,125     .92
Dow Chemical Co.                                                 611,500   77,584     .52
Air Products and Chemicals, Inc.                               1,800,000   72,450     .48
Bayer AG (Germany)                                             1,130,000   47,040     .31
International Flavors & Fragrances Inc.                          881,800   39,130     .26
BOC Group PLC (United Kingdom)                                   600,000   11,726     .08
Witco Corp.                                                      500,000   10,000     .07

DATA PROCESSING & REPRODUCTION  -  4.53%
Computer Associates International, Inc.                        3,150,000  173,250    1.15
Hewlett-Packard Co.                                            1,275,000  128,137     .85
Microsoft Corp. (1)                                            1,200,000  108,225     .72
International Business Machines Corp.                            800,000  103,400     .69
Oracle Corp. (1)                                               1,400,000   51,975     .35
Lexmark International Group, Inc., Class A (1)                   540,000   35,674     .24
Cadence Design Systems, Inc. (1)                               2,500,000   31,875     .21
Fujitsu Ltd. (Japan)                                             900,000   18,116     .12
Gateway, Inc. (1) (formerly Gateway 2000, Inc.)                  300,000   17,700     .12
Compaq Computer Corp.                                            500,000   11,844     .08

HEALTH & PERSONAL CARE  -  3.86%
AstraZeneca PLC (ADR) (United Kingdom)                         2,589,766  101,487
AstraZeneca PLC                                                2,000,000   77,476
AstraZeneca (Sweden) (1)                                         150,000    5,850    1.23
Pharmacia & Upjohn, Inc.                                       1,200,000   68,175     .45
Amgen Inc.  (1)                                                1,000,000   60,875     .40
Kimberly-Clark Corp.                                             800,000   45,600     .30
American Home Products Corp.                                     725,000   41,688     .28
Warner-Lambert Co.                                               600,000   41,625     .28
Elan Corp., PLC (ADR) (Ireland) (1)                            1,400,000   38,850     .26
Pfizer Inc                                                       300,000   32,925     .22
Cardinal Health, Inc., Class A                                   454,650   29,154     .19
Eli Lilly and Co.                                                400,000   28,650     .19
Celera Genomics (formerly Perkin-Elmer Corp.)(1)                 564,400    9,136     .06

BANKING  -  3.83%
First Union Corp.                                              2,086,104   98,047     .65
J.P. Morgan & Co. Inc.                                           600,000   84,300     .56
Chase Manhattan Corp.                                            800,000   69,300     .46
Wells Fargo & Co.                                              1,400,000   59,850     .40
Fuji Bank, Ltd. (Japan)                                        8,550,000   59,653     .40
Bank of America Corp. (formerly BankAmerica Corp.)               800,000   58,650     .39
Sumitomo Bank, Ltd. (Japan)                                    4,600,000   57,077     .38
Washington Mutual, Inc.                                        1,600,000   56,600     .38
Pacific Century Financial Corp.                                1,475,000   31,804     .21

MERCHANDISING  -  3.64%
Limited Inc.                                                   4,314,289  195,761    1.30
Albertson's, Inc. (formerly American Stores Co.)               2,132,550  109,960     .73
May Department Stores Co.                                      1,950,000   79,706     .53
Lowe's Companies, Inc.                                           830,000   47,051     .31
Dillard's Inc.                                                 1,200,000   42,150     .28
Ito-Yokado Co., Ltd. (Japan)                                     610,000   40,845     .27
J.C. Penney Co., Inc.                                            500,000   24,281     .16
Koninklijke Ahold NV 3.00% convertible debentures            $14,400,000    8,370     .06
 2003 (Netherlands)

BUSINESS & PUBLIC SERVICES  -  3.55%
FDX Corp. (1)                                                  2,600,000  141,050     .94
Electronic Data Systems Corp.                                  2,000,000  113,125     .75
Cendant Corp. (1)                                              2,700,000   55,350
Cendant Corp. 7.50% PRIDES convertible preferred               1,242,100   42,775
Cendant Corp. 3.00% convertible debentures 2002 (2)           $7,900,000    7,110     .70
Avery Dennison Corp.                                           1,000,000   60,375     .40
First Data Corp.                                                 700,000   34,256     .23
Columbia/HCA Healthcare Corp.                                  1,100,000   25,094     .17
Galileo International, Inc.                                      400,000   21,375     .14
Waste Management, Inc. 4.00% convertible                     $11,000,000   14,740     .10
 debentures 2002
Budget Group, Inc. 6.25% TIDES convertible                       300,000   11,250     .07
 preferred 2005
Interpublic Group of Companies, Inc.                        $ 6,668,000     6,034     .04
 1.87% convertible debentures 2006 (2)
Triad Hospitals, Inc. (1)                                         57,894      782     .01
LifePoint Hospitals, Inc. (1)                                     57,894      778     .00

FOOD & HOUSEHOLD PRODUCTS  -  3.10%
Colgate-Palmolive Co.                                          1,500,000  148,125     .98
Kellogg Co.                                                    2,000,000   66,000     .44
Dole Food Co., Inc.                                            2,204,500   64,757     .43
Unilever NV (New York Registered) (Netherlands)                  900,000   62,775     .42
Archer Daniels Midland Co.                                     3,400,000   52,487     .35
Nabisco, Inc., Class A                                         1,000,000   43,250     .29
General Mills, Inc.                                              202,100   16,244     .11
Tupperware Corp.                                                 500,000   12,750     .08

INSURANCE  -  2.99%
Marsh & Mclennan Companies, Inc.                               1,850,000  139,675     .93
Chubb Corp.                                                    1,100,000   76,450     .51
Aetna Inc.                                                       550,000   49,191
Aetna Inc., Class C, 6.25% convertible preferred                 300,000   22,275     .48
SAFECO Corp.                                                   1,400,000   61,775     .41
XL Capital Ltd. (formerly EXEL Ltd.)                             756,200   42,725     .28
20th Century Industries                                        2,000,000   37,750     .25
American International Group, Inc.                               170,000   19,901     .13

FOREST PRODUCTS & PAPER  -  2.94%
Weyerhaeuser Co.                                               3,210,000  220,688    1.47
International Paper Co.                                        2,313,720  116,843     .78
Bowater Inc.                                                     700,000   33,075     .22
Georgia-Pacific Corp., Georgia-Pacific Group                     500,000   23,687
Georgia-Pacific Corp., Timber Group                              150,000    3,787     .18
Fort James Corp.                                                 600,000   22,725     .15
Chesapeake Corp.                                                 572,200   21,422     .14

UTILITIES: ELECTRIC & GAS  -  2.44%
Constellation Energy Group, Inc.
 (formerly Baltimore Gas and Electric Co.)                     2,000,000   59,250     .39
Questar Corp.                                                  3,000,000   57,375     .38
Williams Companies, Inc.                                       1,000,000   42,563     .28
DTE Energy Co.                                                 1,050,000   42,000     .28
KeySpan Corp. (formerly KeySpan Energy Corp.)                  1,584,000   41,778     .28
Western Resources, Inc.                                        1,300,000   34,612     .23
Southern Co.                                                     982,400   26,034     .17
Consolidated Natural Gas Co.                                     400,000   24,300     .16
Florida Progress Corp.                                           500,000   20,656     .14
Duke Energy Corp.                                                205,200   11,158     .07
Texas Utilities Co.                                              120,800    4,983     .03
Entergy Corp.                                                    150,000    4,687     .03

ELECTRICAL & ELECTRONICS  -  2.42%
Telefonaktiebolaget LM Ericsson, Class B (ADR)                 3,600,000  118,575     .79
 (Sweden)
Siemens AG (Germany)                                           1,200,000   92,489     .61
NEC Corp. (Japan)                                              4,925,000   61,272     .41
Nortel Networks Corp. (Canada) (formerly Northern                613,440   53,254     .35
 Telecom, Ltd.)
Toshiba Corp. (Japan)                                          5,525,000   39,415     .26

METALS: NONFERROUS  -  2.13%
Alcoa Inc.                                                     4,200,000  259,875    1.73
Phelps Dodge Corp.                                               800,000   49,550     .33
Cyprus Amax Minerals Co., Series A, $4.00                        230,000   10,465     .07
  convertible preferred

AEROSPACE & MILITARY TECHNOLOGY  -  2.10%
Boeing Co.                                                     3,841,340  169,739    1.13
Raytheon Co., Class B                                            662,500   46,624
Raytheon Co., Class A                                            670,232   46,162     .62
Northrop Grumman Corp.                                           800,000   53,050     .35

LEISURE & TOURISM  -  2.07%
Seagram Co. Ltd. (Canada)                                      6,175,000  311,066    2.07

TRANSPORTATION: AIRLINES  -  1.98%
Delta Air Lines, Inc.                                          2,806,600  161,730    1.07
AMR Corp. (1)                                                  2,000,000  136,500     .91

AUTOMOBILES  -  1.94%
Volvo AB, Class B (Sweden)                                     3,200,000   92,944     .62
Honda Motor Co., Ltd. (Japan)                                  1,954,000   82,864     .55
General Motors Corp.                                           1,150,000   75,900     .50
Nissan Motor Co., Ltd. (Japan)                                 8,624,000   41,206     .27

MACHINERY & ENGINEERING  -  1.87%
Caterpillar Inc.                                               2,200,000  132,000     .88
Deere & Co.                                                    2,000,000   79,250     .53
Parker Hannifin Corp.                                          1,500,000   68,625     .46

MULTI-INDUSTRY  -  1.51%
AlliedSignal Inc.                                              2,200,000  138,600     .92
Canadian Pacific Ltd. (Canada)                                 2,000,000   47,625     .32
Textron Inc.                                                     500,100   41,164     .27

INDUSTRIAL COMPONENTS  -  1.34%
Federal-Mogul Corp.                                            1,450,000   75,400     .50
Delphi Automotive Systems Corp.                                3,095,669   57,463     .38
Dana Corp.                                                     1,100,000   50,669     .34
Genuine Parts Co.                                                525,000   18,375     .12

RECREATION  OTHER CONSUMER PRODUCTS  -  1.27%
EMI Group PLC (United Kingdom)                                14,200,000  113,910     .76
Eastman Kodak Co.                                                900,000   60,975     .41
Hasbro, Inc.                                                     525,000   14,667     .10

FINANCIAL SERVICES  -  0.95%
Household International, Inc.                                  1,700,000   80,538     .54
Capital One Financial Corp.                                      450,000   25,059     .17
MBNA Corp.                                                       810,000   24,806     .16
AXA SA 2.50% convertible preferred 2014 (France)(2)               45,000    7,558     .05
Bell Atlantic Financial Services, Inc., 4.25% senior          $5,000,000    5,113     .03
  exchangeable notes, 2005(2)

ELECTRONIC INSTRUMENTS  -  0.86%
PE Biosystems Group (formerly Perkin-Elmer Corp.)              1,128,800  129,530     .86

BEVERAGES & TOBACCO  -  0.86%
Nabisco Group Holdings Corp.                                   5,000,000   97,813     .65
PepsiCo, Inc.                                                    800,000   30,950     .21

TEXTILES & APPAREL  -  0.84%
NIKE, Inc. Class B                                             2,000,000  126,625     .84

METALS: STEEL  -  0.43%
Allegheny Teledyne Inc.                                        2,850,000   64,481     .43


WHOLESALE & INTERNATIONAL TRADE  -  0.18%
Tech Data Corp. (1)                                              700,000   26,775     .18

APPLIANCES & HOUSEHOLD DURABLES  -  0.09%
Newell Financial Trust 5.25% QUIPS convertible                   254,000   14,240     .09
 preferred 2027

TRANSPORTATION: RAIL & ROAD  -  0.09%
Union Pacific Capital Trust 6.25% TIDES convertible              260,000   13,358     .09
 preferred 2028(2)

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.03%
Owens-Illinois, Inc. 4.75% convertible preferred 2049            120,000    5,250     .03

MISCELLANEOUS -  1.80%
Other equity securities in initial period
 of acquisition                                                           270,205    1.80
                                                                        -------------------
TOTAL EQUITY SECURITIES (cost: $10,372,590,000)                         14,138,38   93.96
                                                                        -------------------



                                                             PRINCIPAL    MARKET PERCENT
                                                                 AMOUNT    VALUE  OF NET
Bonds & Notes                                                     (OOO)     (000) ASSETS
--------------------------------------------                 ---------- -------- --------
INDUSTRIALS  -  0.66%
Charter Communications Holdings, LLC  8.25% 2007 (2)              50,000   47,625     .32
Ziff-Davis Inc. 8.50% 2008                                        35,000   33,075     .22
CSC Holdings, Inc. 9.875% 2013 (formerly Cablevision              10,000   10,800     .07
 Systems Corp.)
Time Warner Inc. 10.15% 2012                                       6,000    7,379     .05

TRANSPORTATION  -  0.09%
Delta Air Lines, Inc.,
 Series 1993-A2, 10.50% 2016 (3)                                  11,500   14,010     .09
                                                                        ----------
TOTAL BONDS & NOTES (cost: $112,718,000)                                  112,889     .75
                                                                        ----------

Short-Term Securities
--------------------------------------------
CORPORATE SHORT-TERM NOTES -  4.71%
BellSouth Telecommunications, Inc. 4.90%                         $79,500  $79,133     .53
 due 8/2-8/4/1999 (2)
General Electric Corp. 5.17%-5.625% due 7/1-8/17/1999             70,000   69,642     .46
American Home Products Corp. 4.83%-4.99% due                      64,500   64,193     .43
 7/20-8/18/1999 (2)
Coca-Cola Co. 4.77%-5.00% due 8/20-9/28/1999                      63,300   62,746     .42
Ford Motor Credit Co. 4.82%-5.00% due 7/9-9/3/1999                57,500   57,203     .38
H.J. Heinz Co. 4.82%-5.15% due 7/22-8/23/1999                     56,789   56,494     .38
National Rural Utilities Cooperative Finance Corp.
 4.84%-5.03% due 7/27-9/16/1999                                   56,600   55,989     .37
Ciesco LP  4.83%-5.00% due 7/7-9/9/1999                           54,800   54,466     .36
E.I. du Pont de Nemours and Co. 4.92% due 8/3-8/9/1999            50,700   50,443     .33
Equilon Enterprises LLC 4.79%-5.75% due 7/1-7/19/1999             50,000   49,914     .33
Monsanto Co. 4.80%-4.87% due 7/8-8/9/1999                         50,000   49,838     .33
Schering Corp. 4.86% due 7/27-7/29/1999                           33,000   32,874     .22
International Lease Finance Corp. 4.78% due 8/26/1999             25,700   25,491     .17

Federal Agency Discount Notes - 1.90%
Freddie Mac 4.70%-4.93% due  7/15-9/15/1999                      170,705  169,547    1.13
Fannie Mae 4.70%-4.90% due 7/13-9/8/1999                         117,071  116,403     .77

                                                                        -------------------
TOTAL SHORT-TERM SECURITIES (cost: $994,514,000)                          994,376    6.61
                                                                        -------------------
TOTAL INVESTMENT SECURITIES (cost: $11,479,822,000)                     15,245,65  101.32
Excess of payables over cash and receivables                              198,534    1.32
                                                                        -------------------
NET ASSETS                                                              $15,047,1 100.00%
                                                                        -------------------


(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

ADR = American Deposit Receipts

See Notes to Financial Statements

FUNDAMENTAL INVESTORS, INC.

EQUITY SECURITIES ADDED
 SINCE DECEMBER  31, 1998

A.H. Belo
Cadence Design Systems
CBS
Chevron
Chubb
Conoco
Consolidated Natural Gas
Delphi Automotive Systems
Elan
EXA
Fuji Bank
Fujitsu
Gannett
GTE
Interpublic Group
Ito-Yokado
Knight-Ridder
LifePoint Hospitals
MBNA
NEC
Nabisco
New York Times
Pacific Century Financial
Pogo Trust I
Questar
SAFECO
SBC Communications
Sumitomo Bank
Telefonos de Mexico
Toshiba
Triad Hospitals
Tribune
Tupperware
USX - Marthon
Volvo


EQUITY SECURITIES ELIMINATED
 SINCE DECEMBER  31, 1998

AMB Property
Ameritech
AMP
Autozone
BANK ONE
CCA Prison Realty
Citigroup
DaimlerChrysler
Disney
Eastern Utilities
FIRST HEALTH
Fannie Mae
Freddie Mac
Frontier
Fruit of the Loom
Gillette
GTECH
Johnson & Johnson
Keycorp
Lincoln National
Marshall & Ilsley
McDonald's
MCI WorldCom
Meditrust
MGIC Investment
Micron Technology
Nine West Group
Nintendo
Nokia
PMI Group
Praxair
Rockwell International
Silicon Graphics
Sundstrand
Tele-Communications, TCI Group
Venator Group


Fundamental Investors, Inc.
Financial Statements                                    Unaudited
Statement of Assets and Liabilities       (dollars in  thousands)
at June 30, 1999

----------------------------------------  ------------------------
Assets:
Investment securities at market
 (cost: $11,479,822)                                  $15,245,650
Cash                                                          152
Receivables for-
 Sales of investments                        $ 52,250
 Sales of fund's shares                        25,634
 Dividends and interest                        16,601      94,485
                                          ------------------------
                                                       15,340,287
Liabilities:
Payables for-
 Purchases of investments                     267,927
 Repurchases of fund's shares                  18,604
 Management services                            3,379
 Other expenses                                 3,261     293,171
                                          ------------------------
Net Assets at June 30, 1999-
 Equivalent to $32.91 per share on
 457,216,051 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                    $15,047,116
                                                      ============
Statement of Operations                                 Unaudited
for the six months ended June 30, 1999    (dollars in  thousands)
                                          ------------------------
Investment Income:
Income:
 Dividends                                  $ 117,016
 Interest                                      22,592   $ 139,608
                                          ------------
Expenses:
 Management services fee                       19,217
 Distribution expenses                         17,073
 Transfer agent fee                             5,350
 Reports to shareholders                          277
 Registration statement and prospectus            644
 Postage, stationery and supplies                 959
 Directors' fees                                   85
 Auditing and legal fees                           49
 Custodian fee                                    240
 Taxes other than federal income tax                1
 Other expenses                                   168      44,063
                                          ------------------------
Net investment income                                      95,545
                                                      ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                       1,072,662
Net increase in unrealized
 appreciation on investments:
 Beginning of period                        2,778,798
 End of period                              3,765,817
  Net unrealized appreciation             ------------
   on investments                                         987,019
 Net realized gain and unrealized                     ------------
  appreciation on investments                           2,059,681
Net Increase in Net Assets Resulting                  ------------
 from Operations                                       $2,155,226
                                                      ============

Statement of Changes in Net Assets        (dollars in  thousands)
----------------------------------------  -------------------------
                                           Six Months        Year
                                                ended       ended
                                            06/30/99*   12/31/1998
Operations:                               -------------------------
Net investment income                      $   95,545 $    171,916
Net realized gain on investments            1,072,662   1,319,973
Net unrealized appreciation
 on investments                               987,019     292,575
                                          -------------------------
 Net increase in net assets
  resulting from operations                 2,155,226   1,784,464
                                          -------------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income          (89,210)   (159,781)
Distributions from net realized
 gain on investments                         (263,558) (1,046,680)
                                          -------------------------
 Total dividends and distributions           (352,768) (1,206,461)
                                          -------------------------
Capital Share Transactions:
Proceeds from shares sold:
 36,867,019 and 74,101,353
 shares, respectively                       1,139,783   2,164,869
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 11,527,850 and 39,927,149 shares,
 respectively                                 335,047   1,142,562
Cost of shares repurchased:
 30,752,838 and 56,364,713
 shares, respectively                        (943,083) (1,637,083)
 Net increase in net assets resulting     -------------------------
  from capital share transactions             531,747   1,670,348
                                          -------------------------
Total Increase in Net Assets                2,334,205   2,248,351

Net Assets:
Beginning of period                        12,712,911  10,464,560

End of period (including undistributed    -------------------------
 net investment income:  $27,645 and
 $21,310, respectively)                   $15,047,116 $12,712,911
                                          ========================

*Unaudited

See Notes to Financial Statements


                    FUNDAMENTAL INVESTORS, INC.
                   NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

   SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

   As of June 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,765,828,000, of which $4,036,044,000 related to appreciated securities and $270,216,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended June 30, 1999. Net losses related to non-U.S. currency transactions of $8,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $11,479,822,000 at June 30, 1999.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $19,217,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of the fund's average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.27% of such assets in excess of $5 billion but not exceeding $8 billion; 0.258% of such assets in excess of $8 billion but not exceeding $13 billion; and 0.252% of such assets exceeding $13 billion. If net assets fall below $8 billion the fee schedule will be based on 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.

   DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended June 30, 1999, distribution expenses under the Plan were limited to $17,073,000. Had no limitation been in effect, the fund would have paid $17,113,000 in distribution expenses under the plan. As of June 30, 1999, accrued and unpaid distribution expenses were $2,541,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,793,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,350,000.

   DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of June 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $643,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

    The fund made purchases and sales of investment securities, excluding short-term securities, of $4,009,857,000 and $3,888,491,000, respectively, during the six months ended June 30, 1999.

   As of June 30, 1999, accumulated undistributed net realized gain on investments was $1,068,434,000 and additional paid-in capital was $9,728,020,000.
 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $240,000 includes $20,000 that was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended June 30, 1999, such non-U.S. taxes were $4,273,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable, on a book basis, were $8,000 for the six months ended June 30, 1999.


Per-Share Data and Ratios                                  SIX MONTHS
                                                               ENDED  Year Ended December 31
                                                          6/30/1999 (1    1998        1997
                                                                      ----------------------
Net Asset Value, Beginning of Period                           $28.92    $27.40    $24.54
                                                         ------------ ----------------------
 Income From Investment Operations:
  Net investment income                                          $.21      $.42      $.41
  Net gains or losses on securities (both
   realized and unrealized)                                     $4.58     $4.09     $6.00
                                                         ------------ ----------------------
   Total from investment operations                              4.79      4.51      6.41
                                                          ----------- ---------------------
 Less Distributions:
  Dividends (from net investment income)                         (.20)     (.40)     (.42)
  Distributions (from capital gains)                             (.60)    (2.59)    (3.13)
                                                          ----------- ---------------------
   Total distributions                                           (.80)    (2.99)    (3.55)
                                                          ----------- ---------------------
Net Asset Value, End of Period                                 $32.91    $28.92    $27.40
                                                           ========== ====================

Total Return (2)                                                16.94%    16.72%    26.67%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                      $15,047   $12,713   $10,465
 Ratio of expenses to average net assets                      .32%(3)      0.63%     0.63%
 Ratio of net income to average net assets                    .70%(3)      1.47%     1.54%
 Portfolio turnover rate                                    29.64%(3)     52.57%    45.09%




                                                                  1996      1995      1994
                                                         ------------ ----------------------
Net Asset Value, Beginning of Period                           $22.29    $17.50    $18.15
                                                           ---------- -------------------
 Income From Investment Operations:
  Net investment income                                          $.41      $.41      $.42
  Net gains or losses on securities (both
   realized and unrealized)                                     $4.00     $5.46     ($.18)
                                                           ---------- -------------------
   Total from investment operations                              4.41      5.87       .24
                                                            --------- -------------------
 Less Distributions:
  Dividends (from net investment income)                         (.40)     (.40)     (.44)
  Distributions (from capital gains)                            (1.76)     (.68)     (.45)
                                                            --------- -------------------
   Total distributions                                          (2.16)    (1.08)     (.89)
                                                            --------- -------------------
Net Asset Value, End of Period                                 $24.54    $22.29    $17.50
                                                             ========  ========   =======

Total Return (2)                                                19.99%    34.21%     1.33%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                       $7,165    $4,754    $2,611
 Ratio of expenses to average net assets                         0.66%     0.70%     0.68%
 Ratio of net income to average net assets                       1.78%     2.08%     2.45%
 Portfolio turnover rate                                        39.07%    25.47%    23.02%



(1) Unaudited
(2) Excludes maximum sales charge of 5.75%.
(3) Based on operations for the period shown and, accordingly, not representative of a full year.


DIRECTORS AND OTHER OFFICERS

FUNDAMENTAL INVESTORS

DIRECTORS

GUILFORD C. BABCOCK, San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO, Los Angeles, California
Principal Executive Officer
and President of the fund
Senior Vice President and Director,
Capital Research and Management Company

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES, Burlingame, California
Former Treasurer, The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance, Graduate School of Business, Stanford University

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President, Keck Graduate Institute of Applied
Life Sciences

JAMES F. ROTHENBERG, Los Angeles, California
Chairman of the Board of the fund
President and Director, Capital Research and Management Company

PATRICIA K. WOOLF, PH.D., Princeton, New Jersey
Private investor; lecturer, Department
of Molecular Biology, Princeton University;
corporate director


OTHER OFFICERS

GORDON CRAWFORD, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

DINA N. PERRY, Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research and Management Company

MICHAEL T. KERR, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

C. ROSS SAPPENFIELD, New York, New York
Vice President of the fund
Vice President, Capital Research Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

SHERYL F. JOHNSON, Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER, Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

[The American Funds Group(r)]

OFFICES OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA KBD/GRS/4242
Lit. No. FI-013-0899